PACE Select

Prospectus/SAI Supplement

PACE® Select Advisors Trust

PACE® Global Real Estate Securities
Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information (the "SAI"), each dated November 28, 2010, as previously supplemented

July 12, 2011

Dear Investor,

The purpose of this supplement is to update information regarding PACE Global Real Estate Securities Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust").

More specifically, this supplement updates information relating to a change of control of ING Clarion Real Estate Securities, LLC ("ING CRES"), one of the fund's investment advisors. The change of control is not expected to impact the portfolio management of any portion of the fund. On July 1, 2011, CB Richard Ellis Group, Inc., a commercial real estate services company, announced that it had completed its acquisition of ING CRES from ING Groep N.V. This event resulted in a change of control of ING CRES, triggering the automatic termination of ING CRES' sub-advisory agreement with UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager. In anticipation of this termination of the sub-advisory agreement, the Board of Trustees of the Trust, at the recommendation of UBS Global AM, recently approved a new sub-advisory agreement with CBRE Clarion Securities, LLC ("CBRE Clarion"), the newly renamed entity. The terms of the new sub-advisory agreement with CBRE Clarion are substantially identical to those of the former sub-advisory agreement with ING CRES. In addition, the portfolio management team that oversees the portion of the fund allocated to CBRE Clarion (formerly, ING CRES) is not expected to change as a result of the change of control.

Accordingly, the sections of the Prospectuses and the SAI related to ING CRES as an investment advisor of the fund are hereby revised as follows, effective immediately:

The Prospectuses and SAI are revised to replace all references to "ING Clarion Real Estate Securities, LLC" and "ING CRES" with "CBRE Clarion Securities, LLC" and "CBRE Clarion", respectively.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Global Real Estate Securities Investments" on page 108 of the SAI is revised by replacing the second paragraph in that section in its entirety with the following:

CBRE Clarion is a limited liability company organized under the laws of Delaware. The firm is an indirect subsidiary of CB Richard Ellis Group, Inc., a commercial real estate services company headquartered in Los Angeles, California.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

ZS-491